GMG
GOLDEN MATRIX GROUP

meridianbet

# FY 2024

## Earnings Presentation

24 March 2025

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# Forward Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused there by and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of an outstanding convertible note and warrants, the Company's ability to pay amounts due under the convertible note and covenants associated therewith and penalties which could be due under the convertible note and securities purchase agree-ment related thereto for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforce-ment and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavourably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2024, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

# Forward Looking Statements

The forward-looking statements included in this Presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this Presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Financial Measures

Adjusted EBITDA or AEBITDA, Net Debt and Net Debt Leverage, which are discussed in this Presentation, are "non-GAAP financial measures" presented as a supplemental measure of the Company's performance. Adjusted EBITDA, Net Debt and Net Debt Leverage are not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income before interest expense, interest income, taxes, depreciation and amortization, and also excludes stock-based compensation expense and restructuring costs. Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as net debt as of the balance sheet date divided by annualized adjusted EBITDA for the quarter then ended. We believe that using Net Debt and Net Debt Leverage Ratio is useful to investors in determining our leverage ratio since we could choose to use cash and cash equivalents to retire debt. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various non-cash items during the period. Adjusted EBITDA, Net Debt and Net Debt Leverage are not recognized in accordance with GAAP, are unaudited, and have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of the Company's results as reported under GAAP. Some of these limitations are: Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect changes in, or cash requirements for, working capital needs; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA, Net Debt and Net Debt Leverage differently than the Company does, limiting their usefulness as a comparative measure. The Company's presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. For more information on these non-GAAP financial measures, please see the section titled "Reconciliation of Net Income to Adjusted Earnings excluding Interest Expense, Interest Income, Depreciation Expense, Amortization Expense, Stock-based Compensation Expense and Restructuring Costs" and "Reconciliation of Net Debt and Leverage Calculation", included at the end of this Presentation.

YOY Comparisons of Revenues generated in the individual subsidiaries are based on each subsidiaries isolated performance and in the case of the legacy subsidiaries the annual comparisons include entire 12 month revenues even though Q1 revenues for the legacy business were not included in the 2024 10-K due to the Meridian Group reverse merger and as a result Meridian becoming the accounting acquirer.

# Operational Performance

### Unstoppable Growth

2024 was a game-changing year, driving broad-based expansion, iGaming dominance, and record-breaking momentum.

### AI-Powered Disruption

Next-gen AI, predictive analytics, and real-time betting innovations boosted engagement and lifetime player value.

### Strategic Domination

Meridianbet & Classics for a Cause acquisitions expanded revenue, brand value, and market leadership.

### Financial Leadership

Rich Christensen joins as CFO, bringing 25+ years in finance, M&A, and strategic restructuring at billion-dollar companies.

# FINANCIAL HIGHLIGHTS

# Financial Highlights - Q4

**Revenues**

**+81 %**



$50M
$45M
$40M
$35M
$30M
$0M
$45.9M
$25M
FY-23
FY-24

**Organic Growth Rate**

**20 %**

Revenue grew by 81% to $46 million with an organic revenue growth rate accelerating to 20%.

# Financial Highlights - Q4

**Gross Profits**

**+45 %**


$30M
$25M
$20M
$15M
$10M
$0M
$18.4M
$26.8M
FY-23
FY-24

Gross profit also improved into the fourth quarter, increasing by 45% year-over-year to $26.8 million, demonstrating improving profitability as our offerings continue to scale.

# Financial Highlights – Q4

**AEBITDA**

**+69%**

- Net Income declined 207% year-over-year to a net loss of $2 million, primarily due to acquisition related Interest expense of $2.7M, amortization of $1.5M, and restructuring costs of $1.2M, and, as well as stock-based compensation of $1.5M.
- Adjusted EBITDA grew 69% to $6.5 million for Q4 demonstrating strong operating leverage as we finished the year.

# Financial Highlights – FY24

**Revenue**

**+81%**

Revenue grew by 63% to $151 million. Our organic revenue growth rate for fiscal 2024 was 17%, reflecting strong contributions from all business units.

**Gross Profit**

**+30%**

Gross profit rose 30% year-over-year to $89 million, benefiting from operational efficiencies and high-margin product offerings.

**AEBITDA**

**+4%**

Net Income declined 111% year-over-year to a net loss of $1.5 million, primarily due to additional amortization of acquisition-related intangible assets of $4.5 million, Stock-based compensation of $4.7 million, Interest expense of $3.5 million, and restructuring expense of $2.2 million. Adjusted EBITDA rose 4% to $22.2 million.

# Financial Highlights – FY24

**Cash On Hand**

**$30M**

Cash and cash equivalents stood at $30 million, reflecting healthy liquidity and financial flexibility.

**Net Debt Leverage**

**1.8**

Net debt leverage ratio of 1.8, positioning us for continued investment in high-growth opportunities.

# Capital Allocation & Strategic Investments

### Strategic growth initiatives

Expanding into high-value gaming verticals and new geographies

### Technology innovation

Investing in AI-driven personalization and live betting experiences

### Operational efficiencies

Enhancing margins and leveraging cost synergies across acquisitions

### Shareholder returns

Maintaining a balanced approach to reinvestment and capital optimization

# Operating Division Overview

R KINGS COMPETITIONS

R Kings Competitions UK & Northern Irelands #1 online competition destination

A leading competition website that offers exciting prize draws and raffles, giving users the chance to win a variety of high-value items and experi-ences.

meridianbet

The Best of Both Worlds B2B and B2C

A global sports betting and gaming company offering an extensive range of betting options and online casino games, with a strong presence in multiple international markets.

GMAG

GM-AG is the industry standard

A premier provider of gaming technology solutions, specializing in online gaming platforms, cutting-edge software, and comprehensive gaming content for operators worldwide.

mexplay

Next-gen iGaming lands in Mexico

MexPlay delivers the most comprehensive experience in iGaming, combining Casino, Sportsbook and Competition products.

Classics

Australia's Favourite Discount Platform

An Australia-based discount platform offering participants the chance to win classic cars through exciting competitions.

EXPANSE STUDIOS

Expanse Studios

Expanse Studio develops high-quality online casino games, including popular slots and table games, for global iGaming markets.

R KINGS*
COMPETITIONS

# Record Breaking Performance

- Revenue surged 24% YoY, reaching $28 million (FY23: $23M), driven by organic growth and strong player engagement.
- 11M+ tickets sold, up 3% YoY from 10.5M in FY23, reinforcing RKings as a leading U.K. tournament platform.
- Organic revenue in fiscal 2024 surged 30%, reaching $36 million (FY23:: $28 million)
- $22 million in prizes awarded, with gross profit climbing to $6 million, up from $5.6M in FY23.
- Biggest competition to date: £400K cash, or a four-bedroom house, and rare Lamborghini, generating $665K from 116K ticket sales.



**RKings Includes GMG Assets Limited; RKings Competitions Limited, both being related operations.*

GMAG

## Key FY24 Highlights

- Wagering volume surged 84% YoY, reaching $4.7 billion (Q4: +27% to $1.14 billion).
- AI-driven customer engagement tools fuelling demand, retention, and platform scalability.
- Strong margin expansion, driven by high-demand gaming offerings and a diversified content portfolio.
- Expanded game portfolio with new providers. enhancing sales penetration and customer retention.
- AI-powered innovation & scalable infrastructure position GMAG for sustained growth and operator value maximization.



$4.7B
$2.55B
$5B
$4B
$3B
$2B
$1B
$0.9B
$0M
FY-23
FY-24

Classics

## Key FY24 Highlights

- 10,000+ active VIP members, generating $300,000+ in monthly passive income.
- Set to surpass 2 million orders in the coming months.
- Team doubled in six months, supporting expansion and innovation.
- New enhanced website launched to elevate user experience.


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## Key FY24 Highlights

- Cash deposits remained stable at $1.8 million, reflecting consistent player engagement.
- Gross Gaming Revenue for Q4 grew 9% to 680k, up from 620k in Q3.
- Strategy remains focused on enhancing player acquisition, refining promotional offerings and leveraging AI-driven engagement tools to drive sustainable, long-term growth.



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# meridianbet

## Financial Highlights

- Total revenue up 14% YoY, reaching $106 million (FY23: $93M).
  - Online revenue grew 18% to $80 million (FY23: $68M).
  - Retail revenue increased 4% to $23 million (FY23: $22M).
- Online Casino GGR surged 24% to $43 million (FY23: $34M).
  - Turnover up 29% YoY to $1.35 billion (FY23: $1B).
- Sports betting revenue rose 8%, reaching $48 million (FY23: $44M).
  - GGR margin improved by 140bps, rising from 8% to 10%.
- Retail casino & slot machine revenue up 13%, hitting $13 million (FY23: $11M).
  - Retail sports GGR margin at 12%, peaking at 14% in Q4.

## Operational Milestones

- Total deposits up 13% YoY, with new registrations rising 16%, driving strong user acquisition & retention.
- Active player base grew 14%, while online revenue per player increased 16%, boosting monetization efficiency & long-term value.
- Casino engagement surged, with monthly online spins up 12% YoY to 216M (FY23: 193M), reflecting content strength & strategy success.



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# Scaling Our Proprietary Gaming Portfolio

- Total revenue surged 174% YoY, driven by new game launches and strategic partnerships.
- Active player base grew 120% YoY, with total spins increasing 145% YoY, reflecting strong retention & engagement.
- Game portfolio expanded to 52 proprietary titles, focusing on social casino-compatible games to meet rising demand.
- 100+ new partners added, extending global reach and market influence.
- Successful game launches:
    - "Beach Penalties" – Optimized for U.S. sweepstakes & social casino markets.
    - "Super Heli" – A high-engagement crash game that quickly became a top performer


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# Investment in Tech and AI

## Driving the Future of iGaming

**Atlas Platform Rollout**

- Fully transitioned to Atlas, our fifth-generation sports betting & iGaming platform.
- Enhanced efficiency, scalability, and user experience.
- Delivers a seamless and personalized player journey.

**AI-Powered Innovation**

- Among the top 5% of gaming companies globally for AI-driven technology.
- AI Casino Recommender:
  - Increased monthly engagement by 10% and game interactions by 9%.
  - Strengthened cross-sell and up-sell performance.
- AI Bet Recommender:
  - Provides real-time personalized bet suggestions based on extensive sports data.
- Boosts user segmentation, retention, and bet frequency.

AI is redefining player engagement and shaping the future of gaming experiences.


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# Sustainable ESG

## Driving Social Impact

- 258 CSR initiatives launched across Europe, Africa, and Latin America.
- Focus areas: Healthcare, education, responsible gambling, and sustainability.

**Key Initiatives**
- Donations to healthcare centers and breast cancer awareness campaigns.
- Meridianbet Foundation awarded global scholarships for the fifth consecutive year.
- EURO 2024 & 2024 Olympics: Donations for every goal scored & medal won.
- March 8 Campaign: Advocacy against violence toward women.

**Expanding Social Impact**
- Secured sponsorships for professional & grassroots sports clubs.
- Launched the Meridian Donate Button and Scan & Help tools for simplified charitable giving.
- True success is measured by the impact we create.


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# Outlook


Expand Reach
Drive Synergy
Optimize Efficiency

Continued expansion into new markets, including Brazil and additional high-growth jurisdictions.

Optimizing our capital structure to drive long-term shareholder value.

Enhancing AI-driven personalization to increase customer retention and engagement.

Expanding our product portfolio, including high-margin live betting and next-gen gaming experiences.

# Financial Outlook – Q1 2025

Revenue expectation for Q1 of $42 to $45 million, representing a year over year growth rate of 69% to 81%.



GMG
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GMG
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Golden Matrix Group

GMG

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GMG
GOLDEN MATRIX GROUP
meridianbet

# Appendix 1 - Stand-Alone Q-4 Income Statement (Unaudited)

**Golden Matrix Group, Inc. and Subsidiaries**
**Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited**

| | Three Months Ended | |
|---|---|---|
| | December 31, 2024 | December 31, 2023 |
| Revenues | $45,857,374 | $25,268,742 |
| Cost of goods sold | (19,065,888) | (6,807,033) |
| Gross profit | 26,791,486 | 18,461,709 |
| | 58.4% | 73.1% |
| Selling, general and administrative expenses | 26,890,632 | 16,686,975 |
| Income(loss)from operations | (99,146) | 1,774,734 |
| Total other income(expense) | (2,032,143) | 656,546 |
| Net income (loss) before tax | (2,131,289) | 2,431,280 |
| Provision for income taxes | (52,421) | 422,446 |
| Net income (loss) | $(2,078,868) | $2,008,834 |
| Less: Net income attributable to noncontrolling interest | 51,476 | 21,189 |
| Net income (loss) attributable to GMGI | $(2,130,344) | $1,987,645 |

GMG

meridianbet

# Appendix 2a - Non-GAAP Financial Measures And Non-GAAP Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

| Non-GAAP Measure | Definition | Purpose of Adjusted Measures |
|---|---|---|
| EBITDA and Adjusted EBITDA | EBITDA excludes from net income:<br>• interest income and expense,<br>• income taxes, and<br>• depreciation and amortization.<br><br>Adjusted EBITDA, further excludes:<br>• stock-based compensation<br>• restructuring costs | • Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.<br>• Used by management to assess performance and effectiveness of our business strategies.<br>• Provides a measure, among others, used in the determination of incentive compensation for management. |
| Organic Revenue | Organic Revenue includes MeridianBet Group, GMAG and RKings for FY 2023 and 2024. It excludes the August 2024 acquisition of CFAC from both periods. | • Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.<br>• Used by management to assess performance and effectiveness of our business strategies. |

GMG

meridianbet

# Appendix 2b - Reconciliation Of U.S. GAAP Net Income to EBITDA and Adjusted EBITDA (Unaudited)

| | Twelve Months Period Ended | | Three Months Period Ended | |
|---|---|---|---|---|
| | 31-Dec-24 | 31-Dec-23 | 31-Dec-24 | 31-Dec-243 |
| Net income (loss) | $(1,409,849) | $13,894,886 | (2,078,868) | 2,008,834 |
| + Interest expense | 3,521,288 | 36,163 | 2,694,240 | 4,233 |
| - Interest income | (218,145) | (97,820) | (55,122) | (62,288) |
| + Taxes | 2,618,367 | 1,570,716 | (52,421) | 422,446 |
| + Depreciation | 4,416,495 | 3,519,083 | 1,243,022 | 848,825 |
| + Amortization | 6,373,696 | 1,898,027 | 2,056,173 | 540,574 |
| **EBITDA** | **$15,301,852** | **$20,821,055** | **3,807,024** | **3,762,624** |
| + Stock-based compensation | 4,707,313 | - | 1,454,510 | - |
| + Restructuring costs | 2,184,397 | 427,223 | 1,278,111 | 113,524 |
| **Adjusted EBITDA** | **$22,193,562** | **$21,248,278** | **6,539,645** | **3,876,148** |

GMG

meridianbet

# Appendix 2c - Reconciliation Of U.S. GAAP Revenue to Organic Revenue (Unaudited)

| Organic Revenue’ (in thousands) | Q4 2024 | Q4 2023 |
|---|---|---|
| Revenue | $45,857 | $25,269 |
| Acquired entity revenue | (2,554) | 10,721 |
| **Organic revenue** | **$43,303** | **$35,990** |

| Organic Revenue' (in thousands) | 2024 | 2023 |
|---|---|---|
| Revenue - as presented | $151,116 | $92,994 |
| Acquired entity revenue | 8,563 | 43,689 |
| **Organic revenue** | **$159,679** | **$136,683** |

# Appendix 3 – Net Debt Leverage

| | |
|---|---|
| Debt | $71,017,544 |
| Less: cash and cash equivalents | 30,125,944 |
| Net debt | 40,891,600 |
| Divided by: annual adjusted EBITDA | 22,193,562 |
| Net debt leverage ratio | 1.8 |

Interest income